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                                                                  EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 19, 1999, included in American Restaurant Group, Inc.'s Form 10-K for the year ended December 28, 1998, and to all references to our Firm included in this registration statement.



                                                    /s/ Arthur Andersen LLP
                                                    ----------------------------
                                                    ARTHUR ANDERSEN LLP


Orange County, California
March 30, 1999